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                                                                    Exhibit 10.2

                       HOME SECURITY INTERNATIONAL, INC.
                       1997 DIRECTORS' STOCK OPTION PLAN


1.   Purpose of the 1997 Directors' Stock Option Plan:
     ------------------------------------------------

     This Stock Option Plan ("the Plan") is designed to enable Home Security International, Inc., a Delaware corporation (the "Company") and it subsidiaries to attract, retain, and motivate the members of its Board of Directors who are non-employee directors ("Directors") by providing for or increasing the proprietary interest of such individuals in the Company, and by more closely aligning their interests with those of the Company's shareholders.

2.   Eligibility:
     -----------

     The persons who shall be eligible to receive Options shall be Directors of the Company (the "Eligible Directors") who are not full-time employees of or consultants to the Company.

3.   Stock:
     -----

     Subject to the provisions of Section 9 (relating to the adjustment upon changes in stock), there will be reserved for issuance upon the exercise of Options to be granted from time to time under the Plan an aggregate of 50,000 shares of Common Stock, no par value, of the Company ("Stock"). In the event that any outstanding Options under the Plan for any reason expires or is canceled or terminated, the shares of stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

4.   Administration:
     --------------

     This Plan shall be administered by the Compensation Committee (the "Committee"), comprised solely of Non-Employee Directors as defined by Rule 16b-3(b)(3)(i) of the Securities Exchange Act of 1934 ("1934 Act"), or any successor definition adopted by the Securities and Exchange Commission, and who shall each also qualify as an Outside Director for purposes of Section 162(m) of the Internal Revenue Code ("Code"). Any vacancy occurring on the Committee may be filled by appointment by the Board. The Board at its discretion may from time to time appoint members to the Committee in substitution of members previously appointed, may remove members of the Committee and may fill vacancies, however caused, in the Committee. If no Committee is constituted, all members of the Board who would otherwise qualify as Committee members shall constitute the Committee. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.
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5.   Terms and Conditions of Options:
     -------------------------------

     Stock Options granted pursuant to the Plan shall be evidenced by agreements ("Agreements") in such form as the Committee shall from time to time recommend and the Board of Directors shall from time to time approve, which Agreements shall comply with and be subject to the following terms and conditions:

     a. Immediately upon the closing of the initial public offering, each director shall receive Options for 5,000 shares of Stock at the initial public offering price, and on the next business day following the close of each of the regular annual shareholders meetings for each of the fiscal years 1998, 1999 and 2000 (each such date is hereafter the "Date of Grant"), each Eligible Director ("Grantee") shall receive an Option for 2,500 shares of Stock, provided such Eligible Director continues to serve in the capacity of director.

     b. Each Option shall state the Option price which shall be 100% of the fair market value of the shares of Stock of the Company on the applicable Date of Grant. The fair market value is defined for the purposes of this Plan as the last sales price on the day preceding the Date of Grant.

     c.   Payment for Options may be made as follows:

          i. Cash. Payment in full for shares purchased under an Option may be made in cash (including check, bank draft or money order) at the time that the Option is exercised.

          ii. Stock. In lieu of cash an Optionee may, with the consent of the Committee, make payment for Stock purchased under an Option, in whole or in part, by:

               (1) tendering to the Company in good form for transfer, shares of Stock valued at fair market value on the date the Option is exercised (any Stock so tendered must be held by the Option holder for a period of at least six months prior to the tender), or

               (2) by requesting the Company to withhold from the number of shares of Stock otherwise issuable upon exercise of the Option that number of shares having an aggregate fair market value on the date of exercise equal to the exercise price for all of the shares of Stock subject to such exercise (for purposes of this subsection, fair market value is defined as the last sales price on the day preceding the exercise of the Option).

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          iii.  Promissory Notes. The Board has authority and reserves the right to make an independent determination as to whether the Company shall assist any Grantee in the payment of the purchase price payable on exercise of an Option. Upon application by a Grantee and to the extent that the Board independently determines that the Company shall provide assistance, payment may be made all or in part with a full recourse promissory note executed by the Grantee. The interest rate, security and other terms and conditions of such note shall be determined by the Board. In no event shall the stock certificates) representing such shares be released to the Grantee until such note is paid in full.

     d. No stock acquired under this Plan may be disposed of within six months from the Date of Grant.

     e. The term of any Option shall be ten (10) years from the date it was granted.

     f. In no event shall any Option be exercisable prior to the approval of this Plan by the holders of a majority of the shares of the Company's Stock present, or represented and entitled to vote, at the annual shareholders' meeting following the granted Option, duly held in accordance with the applicable laws of the State of Delaware.

     g. Subject to the approval of the Board of Directors, the Committee shall have and retain the authority and discretion to permit an Option to be transferable as long as such transfers are made to one or more of the following: family members, including children of the Grantee, the spouse of the Grantee, or grandchildren of the Grantee or trusts for such family members ("Transferees"), provided that such transfer is a bona fide gift and accordingly, the Grantee receives no consideration for the transfer, and that the Options transferred continue to be subject to the same terms and conditions that were applicable to the Options immediately prior to the transfer. Options are also subject to transfer by will or the laws of descent and distribution. Options shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise. A Transferee may not subsequently transfer an Option. The designation of a beneficiary shall not constitute a transfer.

     h. An Option shall terminate and shall not be exercisable if the person to whom it is granted ceases to be a Director of the Company, except that, subject to the limitation hereafter stated in this paragraph 5(h):

          i. if his directorship is terminated by any reason other than his death or on account of any act of fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Company

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               or any direct or indirect majority-owned subsidiary of the
               Company, he, or his successors or assigns, may at any time within three months after termination of his directorship exercise his Option, but only to the extent that it was exercisable by him on the date of termination of his office, and

          ii. if he dies while a Director of the Company, or within three months after termination of his office, his Option may be exercised by his successors or assigns at any time within 18 months following his death, but only to the extent that such Option was exercisable by him on the date of termination of his office.

               An Option may not be exercised to any extent by anyone after the expiration of its term. Anything in this paragraph 5(h) to the contrary notwithstanding, an Option shall not terminate solely by reason of the fact that the person to whom it is granted ceases to be a Director of the Company if such person shall become or remain an officer of the Company as provided in the By-laws simultaneously with his ceasing to be a Director; and in such event the subsequent ceasing of such person to be an officer of the Company at a time when such person is not a Director of the Company shall have the same effect as if such person were then to have ceased to be a Director of the Company. The Company assumes no responsibility and is under no obligation to notify a Transferee of early termination of an Option on account of a Director's termination of office.

     i. Neither a person to whom an Option is granted, nor his Transferee, legal representative, heir, legatee, or distributee shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until he has received a certificate or certificates therefor. Under no circumstances shall any certificate be issued within six months of the Date of Grant. Except as provided in Section 9 hereof, no adjustments will be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, for distributions for which the record date is prior to the date on which the Option is exercised.

     j. If, upon exercise of any Option, the Grantee fails to tender payment to the Company for any federal or state income tax or withholding, the Committee shall withhold from the Grantee sufficient shares or fractional shares having a fair market value equal to any amount that the Company is required to withhold under the Code or State law.

     k. The minimum number of shares with respect to which an Option may be exercised in part at any time is 100.

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6.   Restrictions on Shares:

     Prior to the issuance or delivery of any shares of Stock under the Plan, the person exercising the Option may be required to:

     a. represent and warrant that the shares of Stock to be acquired upon exercise of the Option are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof;

     b. represent and warrant that such person will not, directly or indirectly, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any such shares unless the transfer, sale, assignment, pledge (except for a pledge of shares issued or delivered upon payment in whole or in part of the Option price with a promissory note as contemplated by Section 5(c)(iii)), hypothecation or other disposition of the shares is pursuant to the provisions of this Plan, effective registrations under the 1933 Act and any applicable state or foreign securities laws, or pursuant to appropriate exemptions from any such registrations; and

     c. execute such further documents as may be reasonably required by the Committee upon exercise of the Option or any part thereof, including but not limited any stock restriction agreement that the Committee may choose to require.

     The certificate or certificates representing the shares of Stock to be issued or delivered upon exercise of an Option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or any Option granted hereunder will require the Company to issue any Stock upon exercise of any Option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended, the Delaware securities laws, or any other applicable rule or regulation then in effect and the Company shall have no liability for failure to issue shares upon any exercise of Options because of a delay pending the meeting of any such requirements.

7.   Use of Proceeds from Stock:

     Cash proceeds from the sale of stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

8.   No Implied Covenants:

     Neither this Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained in office.

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9.   Adjustment Upon Changes in Stock:
     --------------------------------

     If any change is made in the Stock subject to the Plan, or subject to any Option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise) appropriate adjustments shall be made by the Board of Directors as to the kind and maximum number of shares subject to the Plan, and the kind and number of shares and price per share of Stock subject to outstanding Options.

10.  Modification, Extension and Renewal:
     -----------------------------------

     Subject to the conditions of, and within the limitations prescribed in,
Section 15, hereof, the Committee may cancel, modify, extend or renew outstanding Options. Notwithstanding the foregoing, no modification will, without the prior written consent of the Grantee, alter, impair or waive any rights or obligations associated with any Option earlier granted under the Plan. Further, but subject to Section 9, the Committee may not change the number of shares of the Company's Stock issuable under the Plan or the class of persons who are eligible to participate in the Plan.

11.  Compliance with Other Laws and Regulations:
     ------------------------------------------

     The Plan, the Options granted hereunder, and the obligation of the Company to sell and deliver Stock under such Options, shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any government or regulatory authority or investigative agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (a) the listing of any such Stock to be acquired pursuant to the exercise of any Option on any stock exchange on which the Stock may then be listed; and (b) the compliance with any registration requirements or qualification of such shares under any federal or state securities laws, or the obtaining of any ruling or waiver from any government body that the Company or its subsidiaries shall, in their sole discretion, determine to be necessary or advisable, or that, in the opinion of counsel to the Company or its subsidiaries, is otherwise required.

12.  Corporate Reorganizations:
     -------------------------

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding, by another corporation or person, the Plan will terminate and all Options will lapse. The result described above will not occur if provision is made in writing

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in connection with such transaction for the continuance of the Plan and/or for the assumption of Options earlier granted, or the substitution for such Options of Options covering the stock of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options theretofore granted will continue in the manner and under the terms so provided.

13.  Financial Assistance:
     --------------------

     Upon an independent determination of the Board consistent with Section 5(c)(iii) herein, the Company may assist a Grantee in purchasing an Option granted hereunder by lending the amount of such purchase price to such Grantee on such terms and at such rates of interest and upon such security (or unsecured) as is authorized by the Board.

14.  Governing Law:
     -------------

     All questions arising with respect to the provisions of the Plan will be determined by application of the Code and the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal law.

15.  Amendment of the Plan:
     ---------------------

     The Board of Directors at any time, and from time to time, may amend the Plan, subject to the limitation, however, that, except as provided in Section 9 (relating to adjustments upon changes in Stock), no amendment shall be made, except upon approval by vote of a majority of the outstanding shares of the Company, which will:

     a.   Increase the number of shares reserved for Options under the Plan; or

     b. Reduce the Option price below 100% of fair market value at the time an Option is granted;

     c. Change the requirements for eligibility for participation under the Plan; or

     d.   Extend the ten year duration of this Plan.

16.  Termination or Suspension of the Plan:
     -------------------------------------

     The Board of Directors at any time may suspend or terminate the Plan. Unless previously terminated by the Board, this Plan shall terminate on and no further Options will be granted after the tenth (10th) anniversary of the Effective Date of the Plan, as described in Section 17 hereof.

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     Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except by consent of the person to whom the Option was granted.

17.  Effective Date:
     --------------

     This Plan shall become effective on the date it is adopted by the Company's Board of Directors, provided that the shareholders approve the Plan within twelve months thereafter.

     The Plan shall take effect on the date it is adopted by the Board subject to approval by the stockholders of the Company by June 30, 1997. Options may not be granted under this Plan more than ten years after the date of the adoption of this Plan, or of shareholder approval thereof, whichever is earlier.

                              HOME SECURITY INTERNATIONAL, INC., A Delaware Corporation

                              Adopted by the Board of Directors of Home Security International, Inc. on May 1, 1997.

                              Approved by the Stockholders of Home Security International, Inc. on June 30, 1997.

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